A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 2005

                               ($'s IN THOUSANDS)

                                                      Year to Date
 June 2005                                              June 2005
-----------                                             ---------



   $5,062      SALES - OUTSIDE CUSTOMERS                 $29,806
        0      SALES - INTERCOMPANY                            0
----------                                              ---------

    5,062       NET SALES                                 29,806

    3,814      VARIABLE PRODUCTION COSTS                  21,772
----------                                              ---------

    1,248      VARIABLE CONTRIBUTION                       8,034
----------                                              ---------

      129      MANUFACTURING FIXED COSTS                     854
       87      DEPRECIATION                                  522
----------                                              ---------

      216       TOTAL FIXED COSTS                          1,376
----------                                              ---------

    1,032        GROSS PROFIT                              6,658
----------                                              ---------

      163      SELLING EXPENSE                             1,065
      150      ADMINISTRATIVE EXPENSE                        962
----------                                              ---------

      313       TOTAL SELLING & ADMIN.EXPENSE              2,027
----------                                              ---------

      719        OPERATING PROFIT                          4,631

        0      EARNINGS IN UNCONSOL. SUBSIDIARIES              0
        0      INTEREST INCOME                                 0
       44      INTEREST EXPENSE                              233
        0      OTHER INCOME (EXPENSE)                          0
        0      GAIN ON SALE OF FIXED ASSETS                    0
----------                                              ---------

      675        INCOME BEFORE TAXES                       4,398

      266      INCOME TAXES                                1,736
----------                                              ---------

      409      INCOME FROM OPERATIONS                      2,662
        0      ACCOUNTING CHANGE                               0
        0      MINORITY INTEREST                               0
----------                                              ---------

     $409        NET INCOME                               $2,662
==========                                              =========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  June 30, 2005

                               ($'s IN THOUSANDS)


CURRENT ASSETS:
  CASH                                               $415
  MARKETABLE SECURITIES                                 0
  NOTES & ACCOUNT RECEIVABLE NET                    8,829
  INTERCOMPANY ACCOUNTS RECEIVABLE                      0

 INVENTORIES AT COST                               16,168
   LESS LIFO RESERVE                                    0
                                                 ---------
 INVENTORIES AT LIFO                               16,168
                                                 ---------

  PREPAID EXPENSES                                      0
  DEFERRED INCOME TAXES                                 0
  OTHER CURRENT ASSETS                                  0
                                                 ---------
   TOTAL CURRENT ASSETS                            25,412
                                                 ---------

 PROPERTY, PLANT & EQUIPMENT AT COST               18,898
    LESS ACCUMULATED DEPRECIATION                  12,991
                                                 ---------
      NET PROPERTY, PLANT & EQUIPMENT               5,907
                                                 ---------

 DEFERRED FINANCING EXPENSE                             0
 DEFERRED INCOME TAXES                                  0
 PREPAID PENSION ASSET                                  0
 RESTRICTED INVESTMENTS                                 0
 GOODWILL                                               0
 OTHER LONG TERM ASSETS                                 0
                                                 ---------
    TOTAL  ASSETS                                 $31,319
                                                 =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                          $4,631
  NOTES PAYABLE & CURRENT L.T. DEBT                 1,389
  KCI LOAN ACCOUNT                                     41
  INTERCOMPANY ACCOUNTS PAYABLE                     1,865
  ACCOUNTS PAYABLE                                    395
  ACCRUED OPEB                                          0
  ACCRUED PREFERRED STOCK DIVIDENDS                     0
  ACCRUED LIABILITIES                               1,394
  ACCRUED PENSIONS                                    109
  INCOME TAXES PAYABLE                              1,126
                                                 ---------
     TOTAL CURRENT LIABILITIES                     10,950
                                                 ---------

  LONG TERM DEBT                                    3,512
  ACCRUED OPEB                                          0
  LONG TERM PENSIONS                                    0
  LONG TERM OTHER                                       0
  DEFERRED FEDERAL INCOME TAX                           0
                                                 ---------
     TOTAL LONG TERM LIABILITIES                    3,512
                                                 ---------

  MINORITY INTEREST                                     0
                                                 ---------
  PREFERRED STOCK                                       0
                                                 ---------

  SFAS #87 ADJUSTMENT                                   0
  COMMON STOCK                                          0
  OTHER CAPITAL                                         0
  INVESTMENT EQUITY                                     0
  RETAINED EARNINGS                                16,857
  LESS TREASURY STOCK                                   0
                                                 ---------
     TOTAL EQUITY                                  16,857
                                                 ---------
TOTAL LIABILITIES & EQUITY                        $31,319
                                                 =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED JUNE 30, 2005

                               ($'s IN THOUSANDS)



CASH FLOWS FROM OPERATING ACTIVITIES:

 NET INCOME                                            $2,662

    PROVISION FOR DEPRECIATION                            522
    (GAIN) LOSS ON SALE OF ASSETS                           0
    PROVISION FOR BAD DEBT ALLOWANCE                      (98)
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)           (46)
    PROVISION FOR LIFO RESERVE                              0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.           (3,128)
     (INCREASE) DECREASE INVENTORY                     (1,659)
     (INCREASE) DECREASE PREPAID EXPENSES                  37
     (INCREASE) DECREASE OTHER ASSETS                       0
     INCREASE (DECREASE) ACCTS PAY.                      (113)
     INCREASE (DECREASE) ACCRUED PENSIONS                 109
     INCREASE (DECREASE) DEFERRED TAXES                     0
     INCREASE (DECREASE) OPEB LIABILITIES                   0
     INCREASE (DECREASE) OTHER LIABILITIES               (888)
     (INCREASE) DECREASE INTERCO ACCT. REC                  0
     INCREASE (DECREASE) INTERCO ACCTS PAY.               931
                                                       -------
 NET ADJUSTMENTS                                       (4,333)
                                                       -------
 NET CASH PROVIDED (USED) BY OPERATIONS                (1,671)
                                                       -------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                           0
     CAPITAL EXPENDITURES                                (101)
     INTERCO PP&E TRANSFERS NET                             0
                                                       -------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES        (101)
                                                       -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                      2,642
    REPAYMENTS OF OTHER DEBT                             (696)
    PROCEEDS OF OTHER DEBT                                  0
    INCREASE (DECREASE) KCI LOAN                          (36)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                  0
    DIVIDENDS PAID                                          0
                                                       -------
 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES       1,910
                                                       -------


 NET INCREASE (DECREASE) IN CASH                          138
 CASH AT BEGINNING OF PERIOD                              277
                                                       -------
 CASH AT END OF PERIOD                                   $415
                                                       =======